COMMITMENT TO PURCHASE FINANCIAL INSTRUMENT

and

SERVICER PARTICIPATION AGREEMENT

for the

HOME AFFORDABLE MODIFICATION PROGRAM

under the

EMERGENCY ECONOMIC STABILIZATION ACT OF 2008

This Commitment to Purchase Financial Instrument and Servicer Participation Agreement (the “Commitment”) is entered into as of the Effective Date, by and between Federal National Mortgage Association, a federally chartered corporation, as financial agent of the United States (“Fannie Mae”), and the undersigned party (“Servicer”). Capitalized terms used, but not defined contextually, shall have the meanings ascribed to them in Section 12 below.

Recitals

WHEREAS, the U.S. Department of the Treasury (the “Treasury”) has established a Home Affordable Modification Program (the “Program”) pursuant to section 101 and 109 of the Emergency Economic Stabilization Act of 2008 (the “Act”), as section 109 of the Act has been amended by section 7002 of the American Recovery and Reinvestment Act of 2009;

WHEREAS, the Program includes loan modification and other foreclosure prevention services;

WHEREAS, Fannie Mae has been designated by the Treasury as a financial agent of the United States in connection with the implementation of the Program;

WHEREAS, Fannie Mae will, in its capacity as a financial agent of the United States, fulfill the roles of administrator, record keeper and paying agent for the Program, and in conjunction therewith must standardize certain mortgage modification and foreclosure prevention practices and procedures as they relate to the Program, consistent with the Act and in accordance with the directives of, and guidance provided by, the Treasury;

WHEREAS, Federal Home Loan Mortgage Corporation (“Freddie Mac”) has been designated by the Treasury as a financial agent of the United States and will, in its capacity as a financial agent of the United States, fulfill a compliance role in connection with the Program; all references to Freddie Mac in the Agreement shall be in its capacity as compliance agent of the Program;

WHEREAS, all Fannie Mae and Freddie Mac approved servicers are being directed through their respective servicing guides and bulletins to implement the Program with respect to mortgage loans owned, securitized, or guaranteed by Fannie Mae or Freddie Mac (the “GSE Loans”); accordingly, this Agreement does not apply to the GSE Loans;

WHEREAS, all other servicers, as well as Fannie Mae and Freddie Mac approved servicers, that wish to participate in the Program with respect to loans that are not GSE Loans (collectively, “Participating Servicers”) must agree to certain terms and conditions relating to the respective roles and responsibilities of Program participants and other financial agents of the government; and

WHEREAS, Servicer wishes to participate in the Program as a Participating Servicer on the terms and subject to the conditions set forth herein.

Accordingly, in consideration of the representations, warranties, and mutual agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Fannie Mae and Servicer agree as follows.

Agreement

1.  Services

A.  Subject to Section 10.C., Servicer shall perform the loan modification and other foreclosure prevention services (collectively, the “Services”) described in (i) the Financial Instrument attached hereto as Exhibit A (the “Financial Instrument”); (ii) the Program guidelines and procedures issued by the Treasury, including, without limitation, the net present value assessment requirements of the Program (the “Program Guidelines”); and (iii) any supplemental documentation, instructions, bulletins, letters, directives, or other communications, including, but not limited to, business continuity requirements, compliance requirements, performance requirements and related remedies, issued by the Treasury, Fannie Mae, or Freddie Mac in order to change, or further describe or clarify the scope of, the rights and duties of the Participating Servicers in connection with the Program (the “Supplemental Directives” and, together with the Program Guidelines, the “Program Documentation”). The Program Documentation will be available to all Participating Servicers at www.financialstability.gov. The Program Documentation, as the same may be modified or amended from time to time in accordance with Section 10 below, is hereby incorporated into the Commitment by this reference.

B.  Servicer’s representations and warranties, and acknowledgement of and agreement to fulfill or satisfy certain duties and obligations, with respect to its participation in the Program and under the Agreement are set forth in the Financial Instrument. Servicer’s certification as to its continuing compliance with, and the truth and accuracy of, the representations and warranties set forth in the Financial Instrument will be provided annually in the form attached hereto as Exhibit B (the “Annual Certification”), beginning on June 1, 2010 and again on June 1 of each year thereafter during the Term (as defined below).

C.  The recitals set forth above are hereby incorporated herein by this reference.

2.  Authority and Agreement to Participate in Program

A.  Servicer shall perform the Services for all mortgage loans its services, whether it services such mortgage loans for its own account or for the account of another party, including any holders of mortgage-backed securities (each such other party, an “Investor”). Servicer shall use reasonable efforts to remove all prohibitions or impediments to its authority, and use reasonable efforts to obtain all third party consents and waivers that are required, by contract or law, in order to effectuate any modification of a mortgage loan under the Program.

B.  Notwithstanding subsection A., if (x) Servicer is unable to obtain all necessary consents and waivers for modifying a mortgage loan, or (y) the pooling and servicing agreement or other similar servicing contract governing Servicer’s servicing of a mortgage loan prohibits Servicer from performing the Services for that mortgage loan, Servicer shall not be required to perform the Services with respect to that mortgage loan and shall not receive all or any portion of the Purchase Price (as defined below) otherwise payable with respect to such loan.

C.  Notwithstanding anything to the contrary contained herein, the Agreement does not apply to GSE Loans. Servicers are directed to the servicing guides and bulletins issued by Fannie Mae and Freddie Mac, respectively, concerning the Program as applied to GSE Loans.

D.  Servicer’s performance of the Services and implementation of the Program shall be subject to review by Freddie Mac and its agents and designees as more fully set forth in the Agreement.

3.  Set Up; Prerequisite to Payment

Servicer will provide to Fannie Mae: (a) the set up information required by the Program Documentation and any ancillary or administrative information requested by Fannie Mae in order to process Servicer’s participation in the Program as a Participating Servicer on or before the Effective Date of the Commitment; and (b) the data elements for each mortgage eligible for the Program as and when described in the Program Documentation and the

Financial Instrument. Purchase Price payments will not be remitted pursuant to Section 4 with respect to any modified mortgage for which the required data elements have not been provided.

4.  Agreement to Purchase Financial Instrument; Payment of Purchase Price

A.  Fannie Mae, in its capacity as a financial agent of the United States, agrees to purchase, and Servicer agrees to sell to Fannie Mae, in such capacity, the Financial Instrument that is executed and delivered by Servicer to Fannie Mae in the form attached hereto as Exhibit A, in consideration for the payment by Fannie Mae, as agent, of the Purchase Price (defined below).  The conditions precedent to the payment by Fannie Mae of the Purchase Price are: (a) the execution and delivery of the Commitment and the Financial Instrument by Servicer to Fannie Mae; (b) the execution and delivery by Fannie Mae of the Commitment to Servicer; (c) the delivery of copies of the fully executed Commitment and Financial Instrument to Treasury on the Effective Date; (d) the performance by Servicer of the Services described in the Agreement, in accordance with the terms and conditions thereof, to the reasonable satisfaction of Fannie Mae and Freddie Mac; and (e) the satisfaction by Servicer of such other obligations as are set forth in the Agreement.

B.  Solely in its capacity as the financial agent of the United States, and subject to subsection C. below, Fannie Mae shall: (i) remit compensation payments to Servicer; (ii) remit incentive payments to Servicer for the account of Servicer and for the credit of borrowers under their respective mortgage loan obligations; and (iii) remit payments to Servicer for the account of Investors, in each case in accordance with the Program Documentation (all such payments, collectively, the “Purchase Price”); all payments remitted to Servicer for the credit of borrowers or for the account of Investors under the Program Documentation shall be applied by Servicer to the borrowers’ respective mortgage loan obligations, or remitted by Servicer to Investors, as required by the Program Documentation. Fannie Mae shall have no liability to Servicer with respect to the payment of the Purchase Price, unless and until: (a) Servicer and all other interested parties have satisfied all pre-requisites set forth herein and in the Program Documentation relating to the Program payment structure, including, but not limited to, the delivery of all data elements required by Section 3 of this Commitment; and (b) the Treasury has provided funds to Fannie Mae for remittance to Servicer, together with written direction to remit the funds to Servicer in accordance with the Program Documentation.

C.  The Purchase Price will be paid to Servicer by Fannie Mae as the financial agent of the United States as and when described herein and in the Program Documentation in consideration for the execution and delivery of the Financial Instrument by Servicer on or before the Effective Date of the Agreement, upon the satisfaction of the conditions precedent to payment described in subsections A. and B. above.

D.  The value of the Agreement is limited to $23,480,000.00 (the “Program Participation Cap”). Accordingly, the aggregate Purchase Price payable to Servicer under the Agreement may not exceed the amount of the Program Participation Cap. For each loan modification that becomes effective, the aggregate remaining Purchase Price available to be paid to Servicer under the Agreement will be reduced by the maximum Purchase Price potentially payable with respect to that loan modification. In the event the Purchase Price actually paid with respect to that loan modification is less than the maximum Purchase Price potentially payable, the aggregate remaining Purchase Price available to be paid to Servicer under the Agreement will be increased by the difference between such amounts. Notwithstanding the foregoing, no agreements with borrowers intended to result in new loan modifications will be effected under the Agreement, and no payments will be made with respect to any new loan modifications from and after the date on which the aggregate Purchase Price paid or payable to Servicer under the Agreement equals the Program Participation Cap. Treasury may, from time to time in its sole discretion, adjust the amount of the Program Participation Cap. Servicer will be notified of all adjustments to the Program Participation Cap in writing by Fannie Mae.

E.  Servicer shall maintain complete and accurate records of, and supporting documentation for, the borrower payment, including, but not limited to, PITIA (principal, interest, taxes, insurance (including homeowner’s insurance and hazard and flood insurance) and homeowner’s association and/or condo fees), and delinquency information and data provided to Fannie Mae regarding each agreement relating to a trial modification period and each loan modification agreement executed under the Program, which will be relied upon by Fannie Mae when calculating, as financial agent for the United States, the Purchase Price to be paid by the Treasury through Fannie Mae or any other financial agent. Servicer agrees to provide Fannie Mae and Freddie Mac with documentation and other information with respect to any amounts paid by the Treasury as may be reasonably requested by such parties. In the event of a discrepancy or error in the amount of the Purchase Price paid hereunder, at Fannie Mae’s election, (x) Servicer shall remit to Fannie Mae the amount of any overpayment within thirty (30) days of receiving a refund request from Fannie Mae, or (y) Fannie Mae may immediately offset the amount of the overpayment against other amounts due and payable to Servicer by Fannie Mae, as financial agent of the United States, upon written notice to Servicer. Servicer shall still be obligated to credit to the respective mortgage loan obligations of borrowers, and to the respective accounts of Investors, any portion of the Purchase Price to which they are entitled (if any) notwithstanding such offset unless otherwise directed by Fannie Mae.

F.  At the election and upon the direction of the Treasury and with prior written notice to Servicer, Fannie Mae may deduct from any amount to be paid to Servicer any amount that Servicer, Investor, or borrower is obligated to reimburse or pay to the United States government, provided, however, that any amount withheld under this subsection F. will be withheld only from the amounts payable to, or for the account or credit of, the party which is liable for the obligation to the United States government.

G.  In the event that the Agreement expires or is terminated pursuant to Section 5 or Section 6, and subject to Fannie Mae’s rights under Section 6, Fannie Mae shall, solely in its capacity as the financial agent of the United States, continue to remit all amounts that are properly payable pursuant to subsection A. above to Servicer in accordance with the Program Documentation until paid in full, provided, however, that Purchase Price payments will be made only with respect to qualifying mortgage loan modifications that were submitted by Servicer and accepted by Fannie Mae for inclusion in the Program in accordance with the Program Documentation prior to the date of expiration or termination and that do not exceed the Program Participation Cap.

H.  Notwithstanding anything to the contrary contained in subsection G. above, in the event that the Agreement is terminated pursuant to Section 6 B. in connection with an Event of Default by Servicer under Section 6 A., no compensation with respect to any loan will be paid to Servicer for the account of the Servicer subsequent to termination; subject to Fannie Mae’s rights under Section 6, Fannie Mae’s only continuing obligations as financial agent of the United States subsequent to termination will be to remit payments to Servicer (or, at Fannie Mae’s discretion, an alternative provider) for the account of borrowers and Investors, as provided in the Agreement.

I.  Notwithstanding anything to the contrary contained in subsection F. above, in the event that the Agreement is terminated pursuant to Section 6 C. in connection with an Event of Default by an Investor or a borrower under Section 6 A., no compensation with respect to any loan will be paid to Servicer for the credit or account of the defaulting party subsequent to termination; subject to Fannie Mae’s rights under Section 6, Fannie Mae’s only continuing obligations as financial agent of the United States subsequent to termination will be to remit payments to Servicer for the credit or account of non-defaulting parties as described in the Program Documentation.

J.  Notwithstanding anything to the contrary contained herein, Fannie Mae, in its capacity as the financial agent of the United States, may reduce the amounts payable to Servicer under Section 4.B., or obtain repayment of prior payments made under Section 4.B., in connection with an Event of Default by Servicer or in connection with an evaluation of performance that includes any specific findings by Freddie Mac that Servicer’s performance under any performance criteria established pursuant to the Program Documentation is materially insufficient; provided, however, Fannie Mae will seek to obtain repayment of prior payments made under Section 4.B. only with respect to loan modifications that are determined by Fannie Mae or Freddie Mac to have been impacted by, or that Fannie Mae or Freddie Mac believes may have been, or may be, impacted, by the Event of Default or findings giving rise to this remedy. These remedies are not exclusive; they are available in addition to, and not in lieu of, any other remedies available to Fannie Mae at law or in equity.

K.  Notwithstanding anything to the contrary contained herein, Fannie Mae, in its capacity as the financial agent of the United States, may reduce the amounts payable to Servicer for the credit or account of an Investor or a borrower under Section 4.B., or obtain repayment of prior payments made for the credit or account of such parties under Section 4.B., in connection with an Event of Default by an Investor or a borrower. Servicer will reasonably cooperate with, and provide reasonable support and assistance to, Fannie Mae and Freddie Mac in connection with their respective roles and, in Fannie Mae’s case, in connection with its efforts to obtain repayment of prior payments made to Investors and borrowers as provided in this subsection. These remedies are not exclusive; they are available in addition to, and not in lieu of, any other remedies available to Fannie Mae at law or in equity.

5.  Term

A.  Qualifying mortgage loans may be submitted by Servicer and accepted by Fannie Mae as described in the Financial Instrument and the Program Documentation from and after the Effective Date until December 31, 2012 (the “Initial Term”), subject to Program extensions by the Treasury or earlier termination of the Agreement by Fannie Mae pursuant to the provisions hereof or suspension or termination of the Program by the Treasury, provided, however, no new qualifying mortgage loans may be submitted by Servicer or accepted by Fannie Mae from and after the date on which the Program Participation Cap is reached.

B. Servicer shall perform the Services described in the Program Documentation in accordance with the terms and conditions of the Agreement during the Initial Term and any extensions thereof (the Initial Term, together with all extensions thereof, if any, the “Term”), and during such additional period as may be necessary to: (i) comply with all data collection, retention and reporting requirements specified in the Program Documentation during and for the periods set forth therein; and (ii) complete all Services that were initiated by Servicer, including, but not limited to, mortgage modifications and the completion of all documentation relating thereto, during the Term. Servicer agrees that it will work diligently to complete all Services as soon as reasonably possible after the end of the Term or earlier termination.

C.  The Agreement may be terminated by Fannie Mae or Servicer prior to the end of the Term pursuant to Section 6 below.

6.  Defaults and Early Termination

A.  The following constitute events of default under the Agreement (each, an “Event of Default” and, collectively, “Events of Default”):

(1)  Servicer fails to perform or comply with any of its material obligations under the Agreement, including, but not limited to, circumstances in which Servicer fails to ensure that all eligibility criteria and other conditions precedent to modification specified in the Program Documentation are satisfied prior to effectuating modifications under the Program.

(2)  Servicer: (a) ceases to do business as a going concern; (b) makes a general assignment for the benefit of, or enters into any arrangement with creditors in lieu thereof; (c) admits in writing its inability to pay its debts as they become due; (d) files a voluntary petition under any bankruptcy or insolvency law or files a voluntary petition under the reorganization or arrangement provisions of the laws of the United States or any other jurisdiction; (e) authorizes, applies for or consents to the appointment of a trustee or liquidator of all or substantially all of its assets; (f) has any substantial part of its property subjected to a levy, seizure, assignment or sale for or by any creditor or governmental agency; or (g) enters into an agreement or resolution to take any of the foregoing actions.

(3)  Servicer, any employee or contractor of Servicer, or any employee or contractor of Servicers’ contractors, or any Investor or borrower, commits a grossly negligent, willful or intentional, or reckless act (including, but not limited to, fraud) in connection with the Program or the Agreement.

(4)  Any representation, warranty, or covenant made by Servicer in the Agreement or any Annual Certification is or becomes materially false, misleading, incorrect, or incomplete.

(5)  An evaluation of performance that includes any specific findings by Freddie Mac, in its sole discretion, that Servicer’s performance under any performance criteria established pursuant to the Program Documentation is materially insufficient, or any failure by Servicer to comply with any directive issued by Fannie Mae or Freddie Mac with respect to documents or data requested, findings made, or remedies established, by Fannie Mae and/or Freddie Mac in conjunction with such performance criteria or other Program requirements.

B.  Fannie Mae may take any, all, or none of the following actions upon an Event of Default by Servicer under the Agreement:

(1)  Fannie Mae may: (i) withhold some or all of the Servicer’s portion of the Purchase Price until, in Fannie Mae’s determination, Servicer has cured the default; and (ii) choose to utilize alternative means of paying any portion of the Purchase Price for the credit or account of borrowers and Investors and delay paying such portion pending adoption of such alternative means.

(2)  Fannie Mae may: (i) reduce the amounts payable to Servicer under Section 4.B; and/or (ii) require repayment of prior payments made to Servicer under Section 4.B, provided, however, Fannie Mae will seek to obtain repayment of prior payments made under Section 4.B. only with respect to loan modifications that are determined by Fannie Mae or Freddie Mac to have been impacted, or that Fannie Mae or Freddie Mac believes may have been, or may be, impacted, by the Event of Default giving rise to the remedy.

(3)  Fannie Mae may require Servicer to submit to additional Program administrator oversight, including, but not limited to, additional compliance controls and quality control reviews.

(4)  Fannie Mae may terminate the Agreement and cease its performance hereunder as to some or all of the mortgage loans subject to the Agreement.

(5)  Fannie Mae may require Servicer to submit to information and reporting with respect to its financial condition and ability to continue to meet its obligations under the Agreement.

C.  Fannie Mae may take any, all, or none of the following actions upon an Event of Default involving an Investor or a borrower in connection with the Program:

(1)  Fannie Mae may withhold all or any portion of the Purchase Price payable to, or for the credit or account of, the defaulting party until, in Fannie Mae’s determination, the default has been cured or otherwise remedied to Fannie Mae’s satisfaction.

(2)  Fannie Mae may: (i) reduce the amounts payable to Servicer for the credit, or account of, the defaulting party under Section 4.B; and/or (ii) require repayment of prior payments made to the defaulting party under Section 4.B. Servicer will reasonably cooperate with, and provide reasonable support and assistance to, Fannie Mae and Freddie Mae in connection with their respective roles and, in Fannie Mae’s case, in connection with its efforts to obtain repayment of prior payments made to Investors and borrowers as provided in this subsection.

(3)  Fannie Mae may require Servicer to submit to additional Program administrator oversight, including, but not limited to, additional compliance controls and quality control reviews.

(4)  Fannie Mae may cease its performance hereunder as to some or all of the mortgage loans subject to the Agreement that relate to the defaulting Investor or borrower.

D.  In addition to the termination rights set forth above, Fannie Mae may terminate the Agreement immediately upon written notice to Servicer:

(1)   at the direction of the Treasury;

(2)  in the event of a merger, acquisition, or other change of control of Servicer;

(3)  in the event that a receiver, liquidator, trustee, or other custodian is appointed for the Servicer; or

(4)  in the event that a material term of the Agreement is determined to be prohibited or unenforceable as referred to in Section 11.C.

E.  The Agreement will terminate automatically:

(1)  in the event that the Financial Agency Agreement, dated February 18, 2009, by and between Fannie Mae and the Treasury is terminated; or

(2)  upon the expiration or termination of the Program.

F.  The remedies available to Fannie Mae upon an Event of Default under this Section are cumulative and not exclusive; further, these remedies are in addition to, and not in lieu of, any other remedies available to Fannie Mae at law or in equity.

G.  If the event of termination of the Agreement under any circumstances, Servicer and Fannie Mae agree to cooperate with one another on an ongoing basis to ensure an effective and orderly transition or resolution of the Services, including the provision of any information, reporting, records and data required by Fannie Mae and Freddie Mac.

H.  If an Event of Default under Section 6.A.1., Section 6.A.4., or Section 6.A.5. occurs and Fannie Mae determines, in its sole discretion, that the Event of Default is curable and elects to exercise its right to terminate the Agreement, Fannie Mae will provide written notice of the Event of Default to Servicer and the Agreement will terminate automatically thirty (30) days after Servicer’s receipt of such notice, if the Event of Default is not cured by Servicer to the reasonable satisfaction of Fannie Mae prior to the end of such thirty (30) day period. If Fannie Mae determines, in its sole discretion, that an Event of Default under Section 6.A.1. , Section 6.A.4, or Section 6.A. 5. is not curable, or if an Event of Default under Section 6.A.2. or Section 6.A.3. occurs, and Fannie Mae elects to exercise its right to terminate the Agreement under Section 6.B.4., Fannie Mae will provide written notice of termination to the Servicer on or before the effective date of the termination.

7.  Disputes

Fannie Mae and Servicer agree that it is in their mutual interest to resolve disputes by agreement. If a dispute arises under the Agreement, the parties will use all reasonable efforts to promptly resolve the dispute by mutual agreement. If a dispute cannot be resolved informally by mutual agreement at the lowest possible level, the dispute shall be referred up the respective chain of command of each party in an attempt to resolve the matter. This will be done in an expeditious manner. Servicer shall continue diligent performance of the Services pending resolution of any dispute. Fannie Mae and Servicer reserve the right to pursue other legal or equitable rights they may have concerning any dispute. However, the parties agree to take all reasonable steps to resolve disputes internally before commencing legal proceedings.

8.  Transfer or Assignment

A.  Servicer must provide written notice to Fannie Mae and Freddie Mac pursuant to Section 9 below of: (i) any transfers or assignments of mortgage loans subject to this Agreement; and (ii) any other transfers or assignments of Servicer’s rights and obligations under this Agreement. Such notice must include payment instructions for payments to be made to the transferee or assignee of the mortgage loans subject to the notice (if applicable), and evidence of the assumption by such transferee or assignee of the mortgage loans or other rights and obligations that are transferred, in the form of Exhibit C (the “Assignment and Assumption Agreement”). Servicer

acknowledges that Fannie Mae will continue to remit payments to Servicer in accordance with Section 4.B. with respect to mortgage loans that have been assigned or transferred, and that Servicer will be liable for underpayments, overpayments and misdirected payments, unless and until such notice and an executed Assignment and Assumption Agreement are provided to Fannie Mae and Freddie Mac. Any purported transfer or assignment of mortgage loans or other rights or obligations under the Agreement in violation of this Section is void.

B.  Servicer shall notify Fannie Mae as soon as legally possible of any proposed merger, acquisition, or other change of control of Servicer, and of any financial and operational circumstances which may impair Servicer’s ability to perform its obligations under the Agreement.

9.  Notices

All legal notices under the Agreement shall be in writing and referred to each party’s point of contact identified below at the address listed below, or to such other point of contact at such other address as may be designated in writing by such party. All such notices under the Agreement shall be considered received: (a) when personally delivered; (b) when delivered by commercial overnight courier with verification receipt; (c) when sent by confirmed facsimile; or (d) three (3) days after having been sent, postage prepaid, via certified mail, return receipt requested. Notices shall not be made or delivered in electronic form, except as provided in Section 12 B. below, provided, however, that the party giving the notice may send an e-mail to the party receiving the notice advising that party that a notice has been sent by means permitted under this Section.

To Servicer:

MorEquity, Inc.

7116 Eagle Crest Blvd.

Evansville, IN 47715

Attention: Stephen L. Day

Facsimile:  (812) 475-7086

Email:  stephen_day@agfinance.com

To Fannie Mae:

Fannie Mae

3900 Wisconsin Avenue, NW

Washington, DC  20016

Attention:  General Counsel

Facsimile:  (202) 752-8331

To Treasury:

Chief

Office of Homeownership Preservation

Office of Financial Stability

Department of the Treasury

1500 Pennsylvania Avenue, NW

Washington, DC  20220

Facsimile:  (202) 622-9219

To Freddie Mac:

Freddie Mac

8100 Jones Branch Drive

McLean, VA  22102

Attention:  Vice President, Making Home Affordable – Compliance

Facsimile:  (703) 903-2544

Email:  MHA_Compliance@freddiemac.com

10.  Modifications

A.  Subject to Sections 10.B. and 10.C., modifications to the Agreement shall be in writing and signed by Fannie Mae and Servicer.

B.  Fannie Mae and the Treasury each reserve the right to unilaterally modify or supplement the terms and provisions of the Program Documentation that relate (as determined by Fannie Mae or the Treasury, in their reasonable discretion) to the compliance and performance requirements of the Program, and related remedies established by Freddie Mac, and/or to technical, administrative, or procedural matters or compliance and reporting requirements that may impact the administration of the Program.

C.  Notwithstanding Sections 10.A. and 10.B., any modification to the Program Documentation that materially impact the borrower eligibility requirements, the amount of payments of the Purchase Price to be made to Participating Servicers, Investors and borrowers under the Program, or the rights, duties, or obligations of Participating Servicers, Investors or borrowers in connection with the Program (each, a “Program Modification” and, collectively, the “Program Modifications”) shall be effective only on a prospective basis; Participating Servicers will be afforded the opportunity to opt-out of the Program when Program Modifications are published with respect to some or all of the mortgage loans sought to be modified under the Program on or after the effective date of the Program Modification, at Servicer’s discretion. Opt-out procedures, including, but not limited to, the time and process for notification of election to opt-out and the window for such election, will be set forth in the Program Documentation describing the Program Modification, provided, however, that Servicer will be given at least thirty (30) days to elect to opt-out of a Program Modification. For the avoidance of doubt, during the period during which Servicer may elect to opt-out of a Program Modification and after any such opt-out is elected by Servicer, Servicer will continue to perform the Services described in the Financial Instrument and the Program Documentation (as the Program Documentation existed immediately prior to the publication of the Program modification prompting the opt-out) with respect to qualifying mortgage loan modifications that were submitted by Servicer and accepted by Fannie Mae prior to the opt-out.

11.  Miscellaneous

A.  The Agreement shall be governed by and construed under Federal law and not the law of any state or locality, without reference to or application of the conflicts of law principles. Any and all disputes between the parties that cannot be settled by mutual agreement shall be resolved solely and exclusively in the United States Federal courts located within the District of Columbia. Both parties consent to the jurisdiction and venue of such courts and irrevocably waive any objections thereto.

B.  The Agreement is not a Federal procurement contract and is therefore not subject to the provisions of the Federal Property and Administrative Services Act (41 U.S.C. §§ 251-260), the Federal Acquisition Regulations (48 CFR Chapter 1), or any other Federal procurement law.

C.  Any provision of the Agreement that is determined to be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of the Agreement, and no such prohibition or unenforceability in any jurisdiction shall invalidate such provision in any other jurisdiction.

D.  Failure on the part of Fannie Mae to insist upon strict compliance with any of the terms hereof shall not be deemed a waiver, nor will any waiver hereunder at any time be deemed a waiver at any other time. No waiver will be valid unless in writing and signed by an authorized officer of Fannie Mae. No failure by Fannie Mae to exercise any right, remedy, or power hereunder will operate as a waiver thereof. The rights, remedies, and powers provided herein are cumulative and not exhaustive of any rights, remedies, and powers provided by law.

E.  The Agreement shall inure to the benefit of and be binding upon the parties to the Agreement and their permitted successors-in-interest.

F.  The Commitment and the Assignment and Assumption Agreement (if applicable) may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

G.  The Commitment, together with the Financial Instrument, the Annual Certifications, the Assignment and Assumption Agreement (if applicable) and the Program Documentation, constitutes the entire agreement of the parties with respect to the subject matter hereof. In the event of a conflict between any of the foregoing documents and the Program Documentation, the Program Documentation shall prevail. In the event of a conflict between the Program Guidelines and the Supplemental Directives, the Program Guidelines shall prevail.

H.  Any provisions of the Agreement (including all documents incorporated by reference thereto) that contemplate their continuing effectiveness, including, but not limited to, Sections 4, 5 B., 6 F., 6 G., 9, 11 and 12 of the Commitment, and Sections 2, 3, 5, 7, 8, 9 and 10 of the Financial Instrument, and any other provisions (or portions thereof) in the Agreement that relate to, or may impact, the ability of Fannie Mae and Freddie Mac to fulfill their responsibilities as agents of the United States in connection with the Program, shall survive the expiration or termination of the Agreement.

12.  Defined Terms; Incorporation by Reference

A.  All references to the “Agreement” necessarily include, in all instances, the Commitment and all documents incorporated into the Commitment by reference, whether or not so noted contextually, and all amendments and modifications thereto.  Specific references throughout the Agreement to individual documents that are incorporated by reference into the Commitment are not inclusive of any other documents that are incorporated by reference, unless so noted contextually.

B.  The term “Effective Date” means the date on which Fannie Mae transmits a copy of the fully executed Commitment and Financial Instrument to Treasury and Servicer with a completed cover sheet, in the form attached hereto as Exhibit D (the “Cover Sheet”). The Commitment and Financial Instrument and accompanying Cover Sheet will be faxed, emailed, or made available through other electronic means to Treasury and Servicer in accordance with Section 9.

C.  The Program Documentation and Exhibit A – Form of Financial Instrument, Exhibit B – Form of Annual Certification, Exhibit C – Form of Assignment and Assumption Agreement and Exhibit D – Form of Cover Sheet (in each case, in form and, upon completion, in substance), including all amendments and modifications thereto, are incorporated into this Commitment by this reference and given the same force and effect as though fully set forth herein.

[SIGNATURE PAGE FOLLOWS; REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

In Witness Whereof, Servicer and Fannie Mae by their duly authorized officials hereby execute and deliver this Commitment to Purchase Financial Instrument and Servicer Participation Agreement as of the Effective Date.

SERVICER: MorEquity, Inc.

FANNIE MAE, solely as Financial Agent of the

United States

By:

/s/  Kevin J. Small

By:

/s/  W. David Worrall

Name:

Kevin J. Small

Name:

W. David Worrall

Title:

President

Title:

Vice President

Date:

July 17, 2009

Date:

July 17, 2009

EXHIBITS

Exhibit A

Form of Financial Instrument

Exhibit B

Form of Annual Certification

Exhibit C

Form of Assignment and Assumption Agreement

Exhibit D

Form of Cover Sheet

EXHIBIT A

FORM OF FINANCIAL INSTRUMENT

FINANCIAL INSTRUMENT

This Financial Instrument is delivered as provided in Section 1 of the Commitment to Purchase Financial Instrument and Servicer Participation Agreement (the “Commitment”), entered into as of the Effective Date, by and between Federal National Mortgage Association (“Fannie Mae”), a federally chartered corporation, acting as financial agent of the United States, and the undersigned party (“Servicer”). This Financial Instrument is effective as of the Effective Date. All of the capitalized terms that are used but not defined herein shall have the meanings ascribed to them in the Commitment.  For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Servicer agrees as follows:

1.

Purchase Price Consideration; Services. This Financial Instrument is being purchased by Fannie Mae pursuant to Section 4 of the Commitment in consideration for the payment by Fannie Mae, in its capacity as a financial agent of the United States, of various payments detailed in the Program Documentation and referred to collectively in the Commitment as the “Purchase Price.” The conditions precedent to the payment by Fannie Mae of the Purchase Price are: (a) the execution and delivery of this Financial Instrument and the Commitment by Servicer to Fannie Mae; (b) the execution and delivery by Fannie Mae of the Commitment to Servicer; (c) the delivery of copies of the fully executed Commitment and Financial Instrument to Treasury on the Effective Date; (d) the performance by Servicer of the Services described in the Agreement; and (e) the satisfaction by Servicer of such other obligations as are set forth in the Agreement. Servicer shall perform all Services in consideration for the Purchase Price in accordance with the terms and conditions of the Agreement, to the reasonable satisfaction of Fannie Mae and Freddie Mac.

2.

Authority and Agreement to Participate in Program. Subject to the limitations set forth in Section 2 of the Agreement, Servicer shall use reasonable efforts to remove all prohibitions or impediments to its authority and to obtain all third party consents and waivers that are required, by contract or law, in order to effectuate any loan modification under the Program.

3.

Audits, Reporting and Data Retention.

(a)

Freddie Mac, the Federal Housing Finance Agency and other parties designated by the Treasury or applicable law shall have the right during normal business hours to conduct unannounced, informal onsite visits and to conduct formal onsite and offsite physical, personnel and information technology testing, security reviews, and audits of Servicer and to examine all books, records and data related to the Services provided and Purchase Price received in connection with the Program on thirty (30) days’ prior written notice.

(b)

Servicer will collect, record, retain and provide to Treasury, Fannie Mae and Freddie Mac all data, information and documentation relating to the Program and borrowers, loans and loan modifications implemented, or potentially eligible for modification, under the Program and any trials conducted in connection with the Program, as required by the Program Documentation. All such data, information and documentation must be provided to the Treasury, Fannie Mae and Freddie Mac as, when and in the manner specified in the Program Documentation. In addition, Servicer shall provide copies of executed contracts and tapes of loan pools related to the Program for review upon request.

(c)

Servicer shall promptly take corrective and remedial actions associated with reporting and reviews as directed by Fannie Mae or Freddie Mac and provide to Fannie Mae and Freddie Mac such evidence of the effective implementation of corrective and remedial actions as Fannie Mae and Freddie Mac shall reasonably require. Freddie Mac may conduct additional reviews based on its findings and the corrective actions taken by Servicer.

(d)

In addition to any other obligation to retain financial and accounting records that may be imposed by Federal or state law, Servicer shall retain all information described in Section 3(b), and all

1

data, books, reports, documents, audit logs and records, including electronic records, related to the performance of Services in connection with the Program. In addition, Servicer shall maintain a copy of all computer systems and application software necessary to review and analyze these electronic records. Unless otherwise directed by Fannie Mae or Freddie Mac, Servicer shall retain these records for at least 7 years from the date the data or record was created, or for such longer period as may be required pursuant to applicable law. Fannie Mae or Freddie Mac may also notify Servicer from time to time of any additional record retention requirements resulting from litigation and regulatory investigations in which the Treasury or any agents of the United States may have an interest, and Servicer agrees to comply with these litigation and regulatory investigations requirements.

4.

Internal Control Program.

(a)

Servicer shall develop, enforce and review on a quarterly basis for effectiveness an internal control program designed to: (i) ensure effective delivery of Services in connection with the Program and compliance with the Program Documentation; (ii) effectively monitor and detect loan modification fraud; and (iii) effectively monitor compliance with applicable consumer protection and fair lending laws. The internal control program must include documentation of the control objectives for Program activities, the associated control techniques, and mechanisms for testing and validating the controls.

(b)

Servicer shall provide Freddie Mac with access to all internal control reviews and reports that relate to Services under the Program performed by Servicer and its independent auditing firm to enable Freddie Mac to fulfill its duties as a compliance agent of the United States; a copy of the reviews and reports will be provided to Fannie Mae for record keeping and other administrative purposes.

5.

Representations, Warranties and Covenants. Servicer makes the following representations, warranties and covenants to Fannie Mae, Freddie Mac and the Treasury, the truth and accuracy of which are continuing obligations of Servicer. In the event that any of the representations, warranties, or covenants made herein cease to be true and correct, Servicer agrees to notify Fannie Mae and Freddie Mac immediately.

(a)

Servicer is established under the laws of the United States or any state, territory, or possession of the United States or the District of Columbia, and has significant operations in the United States. Servicer has full corporate power and authority to enter into, execute, and deliver the Agreement and to perform its obligations hereunder and has all licenses necessary to carry on its business as now being conducted and as contemplated by the Agreement.

(b)

Servicer is in compliance with, and covenants that all Services will be performed in compliance with, all applicable Federal, state and local laws, regulations, regulatory guidance, statutes, ordinances, codes and requirements, including, but not limited to, the Truth in Lending Act, 15 USC 1601 § et seq., the Home Ownership and Equity Protection Act, 15 USC § 1639, the Federal Trade Commission Act, 15 USC § 41 et seq., the Equal Credit Opportunity Act, 15 USC § 701 et seq., the Fair Credit Reporting Act, 15 USC § 1681 et seq., the Fair Housing Act and other Federal and state laws designed to prevent unfair, discriminatory or predatory lending practices and all applicable laws governing tenant rights. Subject to the following sentence, Servicer has obtained or made, or will obtain or make, all governmental approvals or registrations required under law and has obtained or will obtain all consents necessary to authorize the performance of its obligations under the Program and the Agreement. The performance of Services under the Agreement will not conflict with, or be prohibited in any way by, any other agreement or statutory restriction by which Servicer is bound, provided, however, that Fannie Mae acknowledges and agrees that this representation and warranty is qualified solely by and to the extent of any contractual limitations established under applicable servicing contracts to which Servicer is subject. Servicer is not aware of any other legal or financial impediments to performing its obligations under the Program or the Agreement and shall promptly notify Fannie Mae of any financial and/or operational impediments which may impair its ability to perform its obligations under the Program or the Agreement. Servicer is not delinquent on any Federal tax obligation or any other debt owed to the United States or collected by the United States for the benefit of others, excluding any debt or obligation that is being contested in good faith.

(c)

Servicer covenants that: (i) it will perform its obligations in accordance with the Agreement and will promptly provide such performance reporting as Fannie Mae may reasonably require; (ii) all mortgage modifications and all trial period modifications will be offered to borrowers, fully documented and serviced in accordance with the Program Documentation; and (iii) all data, collection information and other information reported by Servicer to Fannie Mae and Freddie Mac under the Agreement, including, but not limited to, information that is relied upon by Fannie Mae or Freddie Mac in calculating the Purchase Price or in performing any compliance review will be true, complete and accurate in all material respects, and consistent with all relevant servicing records, as and when provided.

(d)

Servicer covenants that it will: (i) perform the Services required under the Program Documentation and the Agreement in accordance with the practices, high professional standards of care, and degree of attention used in a well-managed operation, and no less than that which the Servicer exercises for itself under similar circumstances; and (ii) use qualified individuals with suitable training, education, experience and skills to perform the Services. Servicer acknowledges that Program participation may require changes to, or the augmentation of, its systems, staffing and procedures, and covenants and agrees to take all actions necessary to ensure it has the capacity to implement the Program in accordance with the Agreement.

(e)

Servicer covenants that it will comply with all regulations on conflicts of interest that are applicable to Servicer in connection with the conduct of its business and all conflicts of interest and non-disclosure obligations and restrictions and related mitigation procedures set forth in the Program Documentation (if any).

(f)

Servicer acknowledges that the provision of false or misleading information to Fannie Mae or Freddie Mac in connection with the Program or pursuant to the Agreement may constitute a violation of: (a) Federal criminal law involving fraud, conflict of interest, bribery, or gratuity violations found in Title 18 of the United States Code; or (b) the civil False Claims Act (31 U.S.C. §§ 3729-3733). Servicer covenants to disclose to Fannie Mae and Freddie Mac any credible evidence, in connection with the Services, that a management official, employee, or contractor of Servicer has committed, or may have committed, a violation of the referenced statutes.

(g)

Servicer covenants to disclose to Fannie Mae and Freddie Mac any other facts or information that the Treasury, Fannie Mae or Freddie Mac should reasonably expect to know about Servicer and its contractors to help protect the reputational interests of the Treasury, Fannie Mae and Freddie Mac in managing and monitoring the Program.

(h)

Servicer covenants that it will timely inform Fannie Mae and Freddie Mac of any anticipated Event of Default.

(i)

Servicer acknowledges that Fannie Mae or Freddie Mac may be required to assist the Treasury with responses to the Privacy Act of 1974 (the “Privacy Act”), 5 USC § 552a, inquiries from borrowers and Freedom of Information Act, 5 USC § 552, inquiries from other parties, as well as formal inquiries from Congressional committees and members, the Government Accounting Office, Inspectors General and other government entities, as well as media and consumer advocacy group inquiries about the Program and its effectiveness. Servicer covenants that it will respond promptly and accurately to all search requests made by Fannie Mae or Freddie Mac, comply with any related procedures which Fannie Mae or Freddie Mac may establish, and provide related training to employees and contractors. In connection with Privacy Act inquiries, Servicer covenants that it will provide updated and corrected information as appropriate about borrowers’ records to ensure that any system of record maintained by Fannie Mae on behalf of the Treasury is accurate and complete.

(j)

Servicer acknowledges that Fannie Mae is required to develop and implement customer service call centers to respond to borrowers’ and other parties’ inquiries regarding the Program, which may require additional support from Servicer. Servicer covenants that it will provide such additional customer service call support as Fannie Mae reasonably determines is necessary to support the Program.

(k)

Servicer acknowledges that Fannie Mae and/or Freddie Mac are required to develop and implement practices to monitor and detect loan modification fraud and to monitor compliance with applicable consumer protection and fair lending laws. Servicer covenants that it will fully and promptly cooperate with Fannie Mae’s inquiries about loan modification fraud and legal compliance and comply with any anti-fraud and legal compliance procedures which Fannie Mae and/or Freddie Mac may require. Servicer covenants that it will develop and implement an internal control program to monitor and detect loan modification fraud and to monitor compliance with applicable consumer protection and fair lending laws, among other things, as provided in Section 4 of this Financial Instrument and acknowledges that the internal control program will be monitored, as provided in such Section.

(l)

Servicer shall sign and deliver an Annual Certification to Fannie Mae and Freddie Mac beginning on June 1, 2010 and again on June 1 of each year thereafter during the Term, in the form attached as Exhibit B to the Agreement.

6.

Use of Contractors. Servicer is responsible for the supervision and management of any contractor that assists in the performance of Services in connection with the Program. Servicer shall remove and replace any contractor that fails to perform. Servicer shall ensure that all of its contractors comply with the terms and provisions of the Agreement. Servicer shall be responsible for the acts or omissions of its contractors as if the acts or omissions were by the Servicer.

7.

Data Rights.

(a)

For purposes of this Section, the following definitions apply:

(i)  “Data” means any recorded information, regardless of form or the media on which it may be recorded, regarding any of the Services provided in connection with the Program.

(ii)  “Limited Rights” means non-exclusive rights to, without limitation, use, copy, maintain, modify, enhance, disclose, reproduce, prepare derivative works, and distribute, in any manner, for any purpose related to the administration, activities, review, or audit of, or public reporting regarding, the Program and to permit others to do so in connection therewith.

(iii)  “NPI” means nonpublic personal information, as defined under the GLB.

(iv)  “GLB” means the Gramm-Leach-Bliley Act, 15 U.S.C. 6801-6809.

(b)

Subject to Section 7(c) below, Treasury, Fannie Mae and Freddie Mac shall have Limited Rights, with respect to all Data produced, developed, or obtained by Servicer or a contractor of Servicer in connection with the Program, provided, however, that NPI will not be transferred by Fannie Mae in violation of the GLB and, provided, further, that Servicer acknowledges and agrees that any use of NPI by, the distribution of NPI to, or the transfer of NPI among, Federal, state and local government organizations and agencies does not constitute a violation of the GLB for purposes of the Agreement. If requested, such Data shall be made available to the Treasury, Fannie Mae, or Freddie Mac upon request, or as and when directed by the Program Documentation, in industry standard useable format.

(c)

Servicer expressly consents to the publication of its name as a participant in the Program, and the use and publication of Servicer’s Data, subject to applicable state and federal laws regarding confidentiality, in any form and on any media utilized by Treasury, Fannie Mae or Freddie Mac, including, but not limited to, on any website or webpage hosted by Treasury, Fannie Mae, or Freddie Mac, in connection with the Program, provided that no Data placed in the public domain will: (i) contain the name, social security number, or street address of any borrower or other information that would allow the borrower to be identified; or, (ii) if presented in a form that links the Servicer with the Data, include information other than program performance and participation related statistics such as the number of modifications, performance of modifications, characteristics of the modified loans, or program compensation or fees, with any information about any borrower limited to creditworthiness characteristics such as debt, income, and credit score. In any Data provided to an enforcement or supervisory agency with jurisdiction over the Servicer, these limitations on borrower information do not apply.

8.

Publicity and Disclosure.

(a)

Servicer shall not make use of any Treasury name, symbol, emblem, program name, or product name, in any advertising, signage, promotional material, press release, Web page, publication, or media interview, without the prior written consent of the Treasury.

(b)

Servicer shall not publish, or cause to have published, or make public use of Fannie Mae’s name, logos, trademarks, or any information about its relationship with Fannie Mae without the prior written permission of Fannie Mae, which permission may be withdrawn at any time in Fannie Mae’s sole discretion.

(c)

Servicer shall not publish, or cause to have published, or make public use of Freddie Mac’s name (i.e., “Freddie Mac” or “Federal Home Loan Mortgage Corporation”), logos, trademarks, or any information about its relationship with Freddie Mac without the prior written permission of Freddie Mac, which permission may be withdrawn at any time in Freddie Mac’s sole discretion.

9.

Limitation of Liability. IN NO EVENT SHALL FANNIE MAE, THE TREASURY, OR FREDDIE MAC, OR THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR AFFILIATES BE LIABLE TO SERVICER WITH RESPECT TO THE PROGRAM OR THE AGREEMENT, OR FOR ANY ACT OR OMISSION OCCURRING IN CONNECTION WITH THE FOREGOING, FOR ANY DAMAGES OF ANY KIND, INCLUDING, BUT NOT LIMITED TO DIRECT DAMAGES, INDIRECT DAMAGES, LOST PROFITS, LOSS OF BUSINESS, OR OTHER INCIDENTAL, CONSEQUENTIAL, SPECIAL OR PUNITIVE DAMAGES OF ANY NATURE OR UNDER ANY LEGAL THEORY WHATSOEVER, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES AND REGARDLESS OF WHETHER OR NOT THE DAMAGES WERE REASONABLY FORESEEABLE; PROVIDED, HOWEVER, THAT THIS PROVISION SHALL NOT LIMIT FANNIE MAE’S OBLIGATION TO REMIT PURCHASE PRICE PAYMENTS TO SERVICER IN ITS CAPACITY AS FINANCIAL AGENT OF THE UNITED STATES IN ACCORDANCE WITH THE AGREEMENT.

10.

Indemnification. Servicer shall indemnify, hold harmless, and pay for the defense of Fannie Mae, the Treasury and Freddie Mac, and their respective officers, directors, employees, agents and affiliates against all claims, liabilities, costs, damages, judgments, suits, actions, losses and expenses, including reasonable attorneys' fees and costs of suit, arising out of or resulting from: (a) Servicer’s breach of Section 5 (Representations, Warranties and Covenants) of this Financial Instrument; (b) Servicer’s negligence, willful misconduct or failure to perform its obligations under the Agreement; or (c) any injuries to persons (including death) or damages to property caused by the negligent or willful acts or omissions of Servicer or its contractors. Servicer shall not settle any suit or claim regarding any of the foregoing without Fannie Mae's prior written consent if such settlement would be adverse to Fannie Mae’s interest, or the interests of the Treasury or Freddie Mac. Servicer agrees to pay or reimburse all costs that may be incurred by Fannie Mae and Freddie Mac in enforcing this indemnity, including attorneys' fees.

IN WITNESS WHEREOF, Servicer hereby executes this Financial Instrument on the date set forth below.

MorEquity, Inc.:

 /s/  Kevin J. Small

July 17, 2009

Name:

Kevin J. Small

Date

Title:

President

EXHIBIT B

FORM OF ANNUAL CERTIFICATION

ANNUAL CERTIFICATION

This Annual Certification is delivered as provided in Section 1.B. of the Commitment to Purchase Financial Instrument and Servicer Participation Agreement (the “Commitment”), effective as of [INSERT], by and between Federal National Mortgage Association (“Fannie Mae”), a federally chartered corporation, acting as financial agent of the United States, and the undersigned party (“Servicer”). All terms used, but not defined herein, shall have the meanings ascribed to them in the Commitment.

Servicer hereby certifies, as of [INSERT DATE ON WHICH CERTIFICATION IS GIVEN], that:

1.

Servicer is established under the laws of the United States or any state, territory, or possession of the United States or the District of Columbia, and has significant operations in the United States. Servicer had full corporate power and authority to enter into, execute, and deliver the Agreement and to perform its obligations hereunder and has all licenses necessary to carry on its business as now being conducted and as contemplated by the Agreement.

2.

Servicer is in compliance with, and certifies that all Services have been performed in compliance with, all applicable Federal, state and local laws, regulations, regulatory guidance, statutes, ordinances, codes and requirements, including, but not limited to, the Truth in Lending Act, 15 USC 1601 § et seq., the Home Ownership and Equity Protection Act, 15 USC § 1639, the Federal Trade Commission Act, 15 USC § 41 et seq., the Equal Credit Opportunity Act, 15 USC § 701 et seq., the Fair Credit Reporting Act, 15 USC § 1681 et seq., the Fair Housing Act and other Federal and state laws designed to prevent unfair, discriminatory or predatory lending practices and all applicable laws governing tenant rights. Subject to the following sentence, Servicer has obtained or made all governmental approvals or registrations required under law and has obtained all consents necessary to authorize the performance of its obligations under the Program and the Agreement. The performance of Services under the Agreement has not conflicted with, or been prohibited in any way by, any other agreement or statutory restriction by which Servicer is bound, except to the extent of any contractual limitations under applicable servicing contracts to which Servicer is subject. Servicer is not aware of any other legal or financial impediments to performing its obligations under the Program or the Agreement and has promptly notified Fannie Mae of any financial and/or operational impediments which may impair its ability to perform its obligations under the Program or the Agreement. Servicer is not delinquent on any Federal tax obligation or any other debt owed to the United States or collected by the United States for the benefit of others, excluding any debts or obligations that are being contested in good faith.

3.

(i) Servicer has performed its obligations in accordance with the Agreement and has promptly provided such performance reporting as Fannie Mae and Freddie Mac have reasonably required; (ii) all mortgage modifications and all trial period modifications have been offered by Servicer to borrowers, fully documented and serviced by Servicer in accordance with the Program Documentation; and (iii) all data, collection information and other information reported by Servicer to Fannie Mae and Freddie Mac under the Agreement, including, but not limited to, information that was relied upon by Fannie Mae and Freddie Mac in calculating the Purchase Price and in performing any compliance review, was true, complete and accurate in all material respects, and consistent with all relevant servicing records, as and when provided.

4.

Servicer has: (i) performed the Services required under the Agreement in accordance with the practices, high professional standards of care, and degree of attention used in a well-managed operation, and no less than that which the Servicer exercises for itself under similar circumstances; and (ii) used qualified individuals with suitable training, education, experience and skills to perform the Services. Servicer acknowledges that Program participation required changes to, or the augmentation of, its systems, staffing and procedures; Servicer took all actions necessary to ensure that it had the capacity to implement the Program in accordance with the Agreement.

5.

Servicer has complied with all regulations on conflicts of interest that are applicable to Servicer in connection with the conduct of its business and all conflicts of interest and non-disclosure obligations and restrictions and related mitigation procedures set forth in the Program Documentation (if any).

1

6.

Servicer acknowledges that the provision of false or misleading information to Fannie Mae or Freddie Mac in connection with the Program or pursuant to the Agreement may constitute a violation of: (a) Federal criminal law involving fraud, conflict of interest, bribery, or gratuity violations found in Title 18 of the United States Code; or (b) the civil False Claims Act (31 U.S.C. §§ 3729-3733). Servicer has disclosed to Fannie Mae and Freddie Mac any credible evidence, in connection with the Services, that a management official, employee, or contractor of Servicer has committed, or may have committed, a violation of the referenced statutes.

7.

Servicer has disclosed to Fannie Mae and Freddie Mac any other facts or information that the Treasury, Fannie Mae or Freddie Mac should reasonably expect to know about Servicer and its contractors to help protect the reputational interests of the Treasury, Fannie Mae and Freddie Mac in managing and monitoring the Program.

8.

Servicer acknowledges that Fannie Mae and Freddie Mac may be required to assist the Treasury with responses to the Privacy Act of 1974 (the “Privacy Act”), 5 USC § 552a, inquiries from borrowers and Freedom of Information Act, 5 USC § 552, inquiries from other parties, as well as formal inquiries from Congressional committees and members, the Government Accounting Office, Inspectors General and other government entities, as well as media and consumer advocacy group inquiries about the Program and its effectiveness. Servicer has responded promptly and accurately to all search requests made by Fannie Mae and Freddie Mac, complied with any related procedures which Fannie Mae and Freddie Mac have established, and provided related training to employees and contractors. In connection with Privacy Act inquiries, Servicer has provided updated and corrected information as appropriate about borrowers’ records to ensure that any system of record maintained by Fannie Mae on behalf of the Treasury is accurate and complete.

9.

Servicer acknowledges that Fannie Mae is required to develop and implement customer service call centers to respond to borrowers’ and other parties’ inquiries regarding the Program, which may require additional support from Servicer. Servicer has provided such additional customer service call support as Fannie Mae has reasonably requested to support the Program.

10.

Servicer acknowledges that Fannie Mae and/or Freddie Mac are required to develop and implement practices to monitor and detect loan modification fraud and to monitor compliance with applicable consumer protection and fair lending laws. Servicer has fully and promptly cooperated with Fannie Mae’s inquiries about loan modification fraud and legal compliance and has complied with any anti-fraud and legal compliance procedures which Fannie Mae and/or Freddie Mac have required. Servicer has developed and implemented an internal control program to monitor and detect loan modification fraud and to monitor compliance with applicable consumer protection and fair lending laws, among other things, as provided in Section 4 of the Financial Instrument.  In the event that any of the certifications made herein are discovered not to be true and correct, Servicer agrees to notify Fannie Mae and Freddie Mac immediately.

MorEquity, Inc.

Name:

Date

Title:

EXHIBIT C

FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT

ASSIGNMENT AND ASSUMPTION AGREEMENT

This Assignment and Assumption Agreement (the “Assignment and Assumption Agreement”) is entered into as of [INSERT DATE] by and between [INSERT FULL LEGAL NAME OF ASSIGNOR] (“Assignor”) and [INSERT FULL LEGAL NAME OF ASSIGNEE] (“Assignee”). All terms used, but not defined, herein shall have the meanings ascribed to them in the Underlying Agreement (defined below).

WHEREAS, Assignor and Federal National Mortgage Association, a federally chartered corporation, as financial agent of the United States (“Fannie Mae”), are parties to a Commitment to Purchase Financial Instrument and Servicer Participation Agreement, a complete copy of which (including all exhibits, amendments and modifications thereto) is attached hereto and incorporated herein by this reference (the “Underlying Agreement”);

WHEREAS, Assignor has agreed to assign to Assignee: (i) all of its rights and obligations under the Underlying Agreement with respect to the mortgage loans identified on the schedule attached hereto as Schedule 1 (“Schedule 1”) and/or (ii) certain other rights and obligations under the Underlying Agreement that are identified on Schedule 1; and

WHEREAS, Assignee has agreed to assume the mortgage loans and other rights and obligations under the Underlying Agreement identified on Schedule 1.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Assignment. Assignor hereby assigns to Assignee all of Assignor’s rights and obligations under the Underlying Agreement with respect to the mortgage loans identified on Schedule 1 and such other rights and obligations under the Underlying Agreement that are identified on Schedule 1.

2. Assumption. Assignee hereby accepts the foregoing assignment and assumes all of the rights and obligations of Assignor under the Underlying Agreement with respect to the mortgage loans identified on Schedule 1 and such other rights and obligations under the Underlying Agreement that are identified on Schedule 1.

3. Effective Date. The date on which the assignment and assumption of rights and obligations under the Underlying Agreement is effective is [INSERT EFFECTIVE DATE OF ASSIGNMENT/ASSUMPTION].

4. Successors. All future transfers and assignments of the mortgage loans, rights and obligations transferred and assigned hereby are subject to the transfer and assignment provisions of the Underlying Agreement. This Assignment and Assumption Agreement shall inure to the benefit of, and be binding upon, the permitted successors and assigns of the parties hereto.

5. Counterparts. This Assignment and Assumption Agreement may be executed in counterparts, each of which shall be an original, but all of which together constitute one and the same instrument.

IN WITNESS WHEREOF, Assignor and Assignee, by their duly authorized officials, hereby execute and deliver this Assignment and Assumption Agreement, together with Schedule 1, effective as of the date set forth in Section 3 above.

ASSIGNOR: [INSERT FULL LEGAL NAME OF

ASSIGNOR]

By:

Name:

Title:

Date:

ASSIGNEE: [INSERT FULL LEGAL NAME OF

ASSIGNEE]

By:

Name:

Title:

Date:

SCHEDULE 1

To

ASSIGNMENT AND ASSUMPTION AGREEMENT

-

EXHIBIT D

FORM OF COVER SHEET

Cover Sheet for Transmission of

Commitment to Purchase Financial Instrument and Servicer Participation Agreement

To: MorEquity, Inc. (“Servicer”), Stephen L. Day

From: Federal National Mortgage Association, a federally chartered corporation, as financial agent of the United States (“Fannie Mae”)

Copy To: The U.S. Department of the Treasury, [INSERT TREASURY CONTACT]

Date: [INSERT DATE OF TRANSMISSION]

Method of Transmission: [Facsimile to [INSERT FAX NUMBER OF SERVICER]] [[Email with PDF file attached to [INSERT SERVICER EMAIL ADDRESS][Specify other method of electronic delivery]]

NOTICE

This transmission constitutes notice to Servicer that the Commitment to Purchase Financial Instrument and Servicer Participation Agreement, by and between Fannie Mae and Servicer (the “Commitment”) and the Financial Instrument attached thereto have been fully executed and are effective as of the date of this transmission. The date of this transmission shall be the “Effective Date” of the Commitment and the Financial Instrument.

Copies of the fully executed Commitment and Financial Instrument are attached to this transmission for your records.

Confidential – Internal Distribution